Exhibit 10.4

JPMORGAN CHASE BANK, N.A.

MORTGAGE

THIS MORTGAGE is made as of May 12, 2008, by MATERIAL SCIENCES CORPORATION, a Delaware corporation (“Mortgagor”), with a mailing address at 2200 East Pratt Boulevard, Elk Grove Village, Illinois, to JPMORGAN CHASE BANK, N.A. (“Lender”), with a mailing address at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois 60603, and pertains to the real estate described in Exhibit A, which is attached hereto and hereby made a part hereof.

I

RECITALS

1.1 Credit Agreement and Note. Whereas, Mortgagor is party to a Credit Agreement (the “Credit Agreement”) of even date herewith with Lender pursuant to which Lender has extended a loan (the “Loan”) to Mortgagor, which Loan is memorialized by a Revolving Loan Note of even date in the original principal amount of $15,000,000.00 (the “Note”), payable to Lender by Mortgagor;

1.2 Other Loan Documents. Whereas, as security for the repayment of the Loan, in addition to this Mortgage, certain other loan documents as described in Exhibit B, which is attached hereto and made a part hereof, have been executed and delivered to Lender (the Note, the Credit Agreement this Mortgage, the other loan documents described in said Exhibit B, and all other documents whether now or hereafter existing, that are executed and delivered as additional evidence of or security for repayment of the Loan or other loans are hereinafter referred to collectively as the “Loan Documents”); and

Prepared by and after recording return to:	Property Common Address:

Kenneth M. Lodge	2200-2300 East Pratt Boulevard
Locke Lord Bissell & Liddell, LLP	Elk Grove Village, Illinois
111 South Wacker Drive, 45th Floor
Chicago, Illinois 60606

	PIN(s):	08-35-403-011
08-35-403-012
08-35-403-013
08-35-403-071

1.3 This Mortgage. Whereas, as security for the repayment of the Loan and all other obligations or liabilities now or hereafter due from Mortgagor to Lender pursuant to the Loan Documents as same may be amended from time to time, Mortgagor is required by the Loan Documents to execute and deliver to Lender this Mortgage.

II

THE GRANT

Now, therefore, to secure (i) the payment of the principal amount of the Note and interest thereon and the performance of the agreements contained hereinbelow, (ii) the payment of any and all other indebtedness, direct or contingent, that may now or hereafter become owing from the Mortgagor to Lender under the Credit Agreement and other Loan Documents, and all renewals, extensions and amendments thereof, and (iii) the performance of all other obligations under the Loan Documents, and in consideration of the matters recited hereinabove, Mortgagor hereby grants, bargains, sells, conveys, and mortgages to Lender and its successors and assigns forever the real estate, and all of its estate, right, title, and interest therein, situated in the County of Cook, State of Illinois, as more particularly described in Exhibit A, which is attached hereto and made a part hereof (the “Premises”), together with the following described property (the Premises and the following described property being hereinafter referred to collectively as the “Mortgaged Property”), all of which other property is hereby pledged on a parity with the Premises and not secondarily:

(a)	all buildings and other improvements of every kind and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration, and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Premises;

(b)	All right, title, and interest of Mortgagor, including any after-acquired title or reversion, in and to the beds of the ways, streets, avenues, sidewalks, and alleys adjoining the Premises;

(c)	Each and all of the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, other rights, liberties, and privileges of the Premises or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise, or license and the reversions and remainders thereof;

(d)	all rents, issues, deposits, and profits accruing and to accrue from the Premises and the avails thereof; and

(e)	all fixtures and personal property now or hereafter owned by Mortgagor and attached to or contained in and used or useful in

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connection with the Premises or the aforesaid improvements thereon, including without limitation any and all air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, lighting, machinery, motors, ovens, pipes, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stokers, stoves, toilets, ventilators, wall coverings, washers, windows, window coverings, wiring, and all renewals or replacements thereof or articles in substitution therefore, whether or not the same be attached to such improvements, it being intended, agreed, and declared that all such property owned by Mortgagor and placed by it on the Premises or used in connection with the operation or maintenance thereof shall, so far as permitted by law, be deemed for the purpose of this Mortgage to be part of the real estate constituting and located on the Premises and covered by this Mortgage, and as to any of the aforesaid property that is not part of such real estate or does not constitute a “fixture,” as such term is defined in the Uniform Commercial Code of the state in which the Premises are located, this Mortgage shall be deemed to be, as well, a security agreement under such Uniform Commercial Code for the purpose of creating hereby a security interest in such property, which Mortgagor hereby grants to the Lender as “secured party,” as such term is defined in such Code.

To have and to hold the same unto Lender and its successors and assigns forever, for the purposes and uses herein set forth.

Provided, however, that if and when the Mortgagor has paid the principal amount of the Note and all interest as provided thereunder, has paid any and all other amounts evidenced by or required under the Loan Documents, and has performed all of the agreements contained in the Loan Documents, then this Mortgage shall be released at the cost of the Mortgagor, but otherwise shall remain in full force and effect and provided further that the aggregate principal indebtedness secured hereby shall in no event exceed $30,000,000.00.

III

GENERAL AGREEMENTS

3.1 Principal and Interest. The Loan Parties (as defined in the Credit Agreement) shall pay promptly when due the principal and interest on the indebtedness evidenced by the Note at the times and in the manner provided in the Note, this Mortgage, or any of the other Loan Documents.

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3.2 Other Payments. At Lender’s request, which will only be made after the occurrence of an Event of Default, the Mortgagor shall deposit with Lender or a depositary designated by Lender, in addition to the monthly installments required by the Note, monthly until the principal indebtedness evidenced by the Note is paid:

(a)	a sum equal to all real estate taxes and assessments (“taxes”) next due on the Mortgaged Property, all as estimated by Lender, divided by the whole number of months to elapse before the month prior to the date when such taxes will become due and payable; and

(b)	a sum equal to an installment of the premium or premiums that will become due and payable to renew the insurance as required in Paragraph 3.5 hereof, each installment to be in such an amount that the payment of approximately equal installments will result in the accumulation of a sufficient sum of money to pay renewal premiums for such insurance at least one (1) month prior to the expiration or renewal date or dates of the policy or policies to be renewed.

All such payments described in this Paragraph 3.2 shall be held by Lender or a depositary designated by Lender, in trust, without accruing, or without any obligation arising for the payment of, any interest thereon. If the funds so deposited are insufficient to pay, when due, all taxes and premiums as aforesaid, Mortgagor shall, within ten (10) business days after receipt of demand therefore from Lender or its agent, deposit such additional funds as may be necessary to pay such taxes and premiums. If the funds so deposited exceed the amounts required to pay such items, the excess shall be applied to a subsequent deposit or deposits.

Neither Lender nor any such depositary shall be liable for any failure to make such payments of insurance premiums or taxes unless Mortgagor, while not in default hereunder, has requested Lender or such depositary, in writing, to make application of such deposits to the payment of particular insurance premiums or taxes, accompanied by the bills for such insurance premiums or taxes; provided, however, that Lender may, at its option, make or cause such depositary to make any such application of the aforesaid deposits without any direction or request to do so by Mortgagor.

3.3 Property Taxes. Mortgagor shall pay immediately, when first due and owing, all general taxes, special taxes, special assessments, water charges, sewer charges, and any other charges that may be asserted against the Property or any part thereof or interest therein, and to furnish to Lender duplicate receipts therefore within thirty (30) days after payment thereof. Provided, however, that unless any waiver by Lender of the monthly deposits required by Paragraph 3.2(a) hereof is then in effect, Lender, at its option, either may make such deposits available to Mortgagor for the payments required under this Paragraph 3.3 or may make such payments on behalf of Mortgagor. Mortgagor may, in good faith and with reasonable diligence, contest the validity or amount of any such taxes or assessments, provided that:

(a)	such contest shall have the effect of preventing the collection of the tax or assessment so contested and the sale or forfeiture of the Mortgaged Property or any part thereof or interest therein to satisfy the same;

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(b)	Mortgagor has notified Lender in writing of the intention of Mortgagor to contest the same before any tax or assessment has been increased by any interest, penalties, or costs; and

(c)	Mortgagor has deposited with Lender, at such place as Lender may from time to time in writing designate, a sum of money or other security acceptable to Lender that, when added to the monies or other security, if any, deposited with Lender pursuant to Paragraph 3.2 hereof, is sufficient, in Lender’s judgment, to pay in full such contested tax and assessment and all penalties and interest that might become due thereon, and shall keep on deposit an amount sufficient, in Lender’s judgment, to pay in full such contested tax and assessment, increasing such amount to cover additional penalties and interest whenever, in Lender’s judgment, such increase is advisable.

In the event Mortgagor fails to prosecute such contest with reasonable diligence or fails to maintain sufficient funds on deposit as hereinabove provided, Lender may, at its option, apply the monies and liquidate any securities deposited with Lender, in payment of, or on account of, such taxes and assessments, or any portion thereof then unpaid, including all penalties and interest thereon. If the amount of the money and any such security so deposited is insufficient for the payment in full of such taxes and assessments, together with all penalties and interest thereon, Mortgagor shall forthwith, upon demand, either deposit with Lender a sum that, when added to such funds then on deposit, is sufficient to make such payment in full, or, if Lender has applied funds on deposit on account of such taxes and assessments, restore such deposit to an amount satisfactory to Lender. Provided that Mortgagor is not then in default hereunder, Lender shall, if so requested in writing by Mortgagor, after final disposition of such contest and upon Mortgagor’s delivery to Lender of an official bill for such taxes, apply the money so deposited in full payment of such taxes and assessments or that part thereof then unpaid, together with all penalties and interest thereon.

3.4 Tax Payments by Lender. Upon prior written notice to Mortgagor, Lender is hereby authorized to make or advance, in the place and stead of Mortgagor, any payment relating to taxes, assessments, water and sewer charges, and other governmental charges, fines, impositions, or liens that may be asserted against the Property, or any part thereof, and may do so according to any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, lien, sale, forfeiture, or title or claim relating thereto. Upon prior written notice to Mortgagor, Lender is further authorized to make or advance, in the place and stead of Mortgagor, any payment relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim,

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charge, or payment otherwise relating to any other purpose herein and hereby authorized, but not enumerated in this Paragraph 3.4, whenever, in its judgment and discretion, such advance seems necessary or desirable to protect the full security intended to be created by this Mortgage. Failure by Bank to give prior written notice of its intention to make payment under this Section 3.4 shall not affect Mortgagor’s obligation to repay such advances. In connection with any such advance, Lender is further authorized, at its option, to obtain a continuation report of title or title insurance policy prepared by a title insurance company of Lender’s choosing. All such advances and indebtedness authorized by this Paragraph 3.4 shall constitute additional indebtedness secured hereby and shall be repayable by the Mortgagor within ten (10) business days following written demand with interest if not paid when due at the default rate of interest provided in the Loan Agreement.

3.5 Insurance.

(a)	Hazard. Mortgagor shall keep the improvements now existing or hereafter erected on the Mortgaged Property insured under a replacement cost form of insurance policy (without depreciation and without co-insurance) against loss or damage resulting from fire, windstorm, and other hazards as may be required by Lender, and to pay promptly, when due, any premiums on such insurance. Provided, however, that unless any waiver by Lender of the monthly deposits required by Paragraph 3.2(b) hereof is then in effect, Lender, at its option, either may make such deposits available to Mortgagor for the payments required under this Paragraph 3.5 or may make such payments on behalf of Mortgagor. All such insurance shall be in form and of content, and shall be carried in companies, approved by Lender, and all such policies and renewals thereof (or certificates evidencing the same), marked “paid,” shall be delivered to Lender before the expiration of then existing policies and shall have attached thereto standard non-contributory mortgagee clauses entitling Lender to collect any and all proceeds payable under such insurance, as well as standard waiver of subrogation endorsements. Mortgagor shall not carry any separate insurance on such improvements concurrent in kind or form with any insurance required hereunder or contributing in the event of loss. In the event of a change in ownership or occupancy of the Premises, which must have been approved in writing in advance by Lender, immediate notice thereof by mail shall be delivered to all such insurers. In the event of any casualty loss, Mortgagor shall give immediate notice thereof by mail to Lender.

(b)

Upon the occurrence of a “Major Casualty” (as hereinafter defined), full power is hereby conferred on Lender: (i) to settle and compromise all claims under all policies after consultation with mortgagor; (ii) to demand, receive and receipt for all monies becoming due and/or payable under all policies; (iii) to execute, in the name of Mortgagor or in the name of Lender, any proofs of loss,

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notices or other instruments in connection with all claims under all policies; and (iv) to assign all policies in the event of the foreclosure of this Mortgage or other transfer of title to the Mortgaged Property. In the event of payment under any of the policies, the proceeds of the policies shall be paid by the insurer to Lender and Lender shall, subject to the next succeeding paragraph: (i) apply such proceeds, wholly or partially, after deducting all costs of collection, including reasonable attorneys’ fees, either (A) toward the alteration, reconstruction, repair or restoration of the Mortgaged Property or any portion thereof; or (B) as a payment on account of the Mortgagor’s liabilities under the Note (without affecting the amount or time of subsequent installment payments required to be made by the Mortgagor to Lender under the Note), whether or not then due or payable; or (ii) deliver the same to Mortgagor.

Upon the occurrence of a fire or other casualty to the Mortgaged Property that does not constitute a Major Casualty, and notwithstanding any provision to the contrary contained in this Mortgage, Mortgagor may insist upon the restoration of the improvements previously located on the Premises (the “Improvements”), provided that all proceeds for rebuilding or restoring the Improvements shall be deposited by the insurance carrier into an account (the “Escrow”) at a title insurance and escrow company reasonably acceptable to Lender (the “Title Company”) pursuant to an Escrow Trust Agreement between Mortgagor, and Lender, if applicable; and the Title Company must insure that the insurance proceeds are disbursed only as work is completed to the Improvements and only after the Title Company has reviewed the condition of title to the Premises to verify that (A) the title policy issued to Lender in connection with the Loan is continued through the date of such disbursement with certification over mechanic lien claims in the amount of the proceeds disbursed to date and (B) no new exceptions to title have arisen that are asserted to be superior to the lien of this Mortgage or have not previously been approved in writing by Lender other than taxes not due and payable. In such event, and provided the conditions of this paragraph and the paragraph below have been satisfied, Lender shall make the “Insurance Payment” (as that term is hereinafter defined) available for the cost of restoration or rebuilding of Improvements.

In any instance in which the Improvements are being restored, the following conditions will govern:

(i)	The funds deposited into the Escrow shall be sufficient at all times to complete the restoration. If the funds become insufficient during the course of the restoration to complete the restoration, Mortgagor shall within ten (10) days of notice of the deficiency from the Title Company or Lender, deposit the amount of the deficiency into the Escrow;

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(ii)	Debt service on all indebtedness secured by mortgage liens on the Mortgaged Property during the reconstruction period shall be fully insured and payable from the proceeds of existing rental insurance or adequate reserves shall be established to pay such debt service;

(iii)	The provisions of the Escrow shall require that all costs associated with the Escrow, including, without limitation, examination of title and issuance of title policy endorsements, shall be paid by Mortgagor;

(iv)	The restoration of the Improvements shall not materially alter the configuration, design or appearance of the Improvements immediately prior to the casualty; and

(v)	The reconstruction shall be in compliance with all applicable building codes, environmental regulations and zoning ordinances.

If the contract for reconstruction of Improvements contains a five percent (5%) retainage clause, the proceeds deposited into the Escrow shall be disbursed pursuant to sworn owner’s and contractor’s statements satisfactory to the Title Company without additional holdbacks.

For purposes of this Agreement, a “Major Casualty” shall be deemed to consist of the following: (i) a fire or other casualty loss to the Mortgaged Property that results or will result in a payment (the “Insurance Payment”) by the carrier insuring the Mortgaged Property of $500,000 or more or (ii) a fire or other casualty loss to the Mortgaged Property necessitating reconstruction or rebuilding of the Improvements that (A) in the opinion of a licensed architect or engineer reasonably acceptable to Lender cannot be completed within a four (4) month period of the date of the receipt of the Insurance Payment, or (B) the repair of which will result in a material alteration in the configuration, design or appearance of the Mortgaged Property, or (C) in the opinion of a licensed architect or engineer reasonably acceptable to the parties hereto, can not be repaired or reconstructed by a date that is two (2) months or more prior to the end of the term of the Note.

(c)	Liability. Mortgagor shall carry and maintain such comprehensive public liability and workmen’s compensation insurance as may be required from time to time by Lender in form and of content, in amounts, and with companies approved by Lender all in accordance with the provision of the Credit Agreement.

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3.6 Condemnation and Eminent Domain. Any and all awards heretofore or hereafter made or to be made to the present, or any subsequent, owner of the Mortgaged Property, by any governmental or other lawful authority for the taking, by condemnation or eminent domain, of all or any part of the Mortgaged Property, any improvement located thereon, or any easement thereon or appurtenance thereof (including any award from the United States government at any time after the allowance of a claim therefore, the ascertainment of the amount thereto, and the issuance of a warrant for payment thereof), are hereby assigned by Mortgagor to Lender, which awards Lender is hereby authorized to collect and receive from the condemnation authorities after consultation with Mortgagor, and Lender is hereby authorized to give appropriate receipts and acquittances therefore. Mortgagor shall give Lender immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of the Premises, or any easement thereon or appurtenance thereof (including severance of, consequential damage to, or change in grade of streets), and shall deliver to Lender copies of any and all papers served in connection with any such proceedings. Mortgagor further agrees to make, execute, and deliver to Lender, at any time upon request, free, clear, and discharged of any encumbrance of any kind whatsoever, any and all further assignments and other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter made to Mortgagor for any taking, either permanent or temporary, under any such proceeding. At Lender’s option, any such award may be applied to restoring the improvements, in which event the same shall be paid out in the same manner as is provided with respect to insurance proceeds in Paragraph 3.5(a) hereof.

Notwithstanding anything in Section 3.5 and 3.6 to the contrary, in the event of any casualty to or any condemnation of part of the Mortgaged Property, Lender agrees to make available the Insurance Payment or condemnation proceeds to restoration of the Mortgaged Property if (i) no Default exists, (ii) all Insurance Payments or condemnation proceeds are deposited with Lender, (iii) in Lender’s reasonable judgment, the amount of Insurance Payments or condemnation proceeds available for restoration of the Mortgaged Property is sufficient to pay the full and complete costs of such restoration, or if not sufficient, Mortgagor has deposited with Lender an amount, which together with the amount of the Insurance Payment or condemnation proceeds available for restoration of the Mortgaged Property, in Lender’s reasonable judgment, will be sufficient to pay the full and complete costs of such restoration, (iv) in Lender’s reasonable determination, the Mortgaged Property can be restored to an architecturally viable project in compliance with applicable laws, and (v) in Lender’s reasonable determination, such restoration is likely to be completed not later than three (3) months prior to the maturity date set forth in the Note.

3.7 Maintenance of Property. No building or other improvement on the Premises shall be materially altered (except in the ordinary course of business), removed, or demolished, nor shall any fixtures, chattels, or articles of personal property on, in, or about the Premises be severed, removed, sold, or mortgaged (except in the ordinary course of business), without the prior written consent of Lender, and in the event of the demolition or destruction in whole or in part of any of the fixtures,

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chattels, or articles of personal property covered by this Mortgage or by any separate security agreement executed in conjunction herewith, the same shall be replaced promptly by similar fixtures, chattels, and articles of personal property at least equal in quality and condition to those replaced, free from any other security interest therein, encumbrances thereon, or reservation of title thereto. Mortgagor shall promptly repair, restore, or rebuild any building or other improvement now or hereafter situated on the Premises that may become damaged or be destroyed. Any such building or other improvement shall be so repaired, restored, or rebuilt so as to be of at least equal value and of substantially the same character as prior to such damage or destruction.

Mortgagor further agrees to permit, commit, or suffer no waste, impairment, or deterioration of the Mortgaged Property or any part thereof; to keep and maintain the Mortgaged Property and every part thereof in good repair and condition; to effect such repairs as Lender may reasonably require, and, from time to time, to make all necessary and proper replacements thereof and additions thereto so that the Premises and such buildings, other improvements, fixtures, chattels, and articles of personal property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed.

3.8 Compliance with Laws. Mortgagor shall comply with all statutes, ordinances, regulations, rules, orders, decrees, and other requirements relating to the Mortgaged property or any part thereof by any federal, state, or local authority; and shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including without limitation zoning variances, special exceptions, and nonconforming uses), privileges, franchises, and concessions that are applicable to the Mortgaged Property or that have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Property.

3.9 Liens and Transfers. Without Lender’s prior written consent, Mortgagor shall not create, suffer, or permit to be created or filed against the Mortgaged Property or any part thereof hereafter any mortgage lien or other lien (other than for taxes and assessments not yet due and payable) superior or inferior to the lien of this Mortgage, provided that Mortgagor may, within thirty (30) days after the filing thereof, contest any lien claim arising from any work performed, material furnished, or obligation incurred by Mortgagor (a “Lien Claim”) upon either furnishing Lender security and indemnification satisfactory to Lender for the final payment and discharge thereof or, in the case of a Lien Claim, delivering to Lender a title insurance policy endorsement acceptable to Lender in the full amount of the Lien Claim insuring Lender against all loss or damage arising from the Lien Claim. In the event Mortgagor hereafter otherwise suffers or permits any superior or inferior lien (other than for taxes and assessments not yet due and payable) to be attached to the Mortgaged Property or any part thereof without such consent, Lender shall have the unqualified right, at its option following ten 10 days written notice to Mortgagor, to accelerate the maturity of the Note, causing the entire principal balance thereof and all interest accrued thereon to be immediately due and payable, upon written notice by Lender to either Mortgagor.

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If Mortgagor, without Lender’s prior written consent, sells, transfers, conveys, assigns, hypothecates, or otherwise transfers or attempts to transfer the title to all or any portion of the Mortgaged Property, whether by operation of law, voluntarily, or otherwise, or contracts to do any of the foregoing, Lender shall have the unqualified right, at its option, to accelerate the maturity of the Note, causing the entire principal balance, accrued interest, and prepayment premium, if any, to be immediately due and payable, without notice to Mortgagor.

Any waiver by Lender of the provisions of this Paragraph 3.9 shall not be deemed to be a waiver of the right of Lender in the future to insist upon strict compliance with the provisions hereof. Without limiting the generality of the foregoing, the terms of any contract or agreement of sale or transfer to which the Lender consents must be acceptable to the Lender in its sole discretion.

3.10 Subrogation to Prior Lienholder’s Rights. If the proceeds of the Loan secured hereby, any part thereof, or any amount paid out or advanced by Lender is used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Lender shall be subrogated to the rights of the holder thereof in and to such other lien or encumbrance and any additional security held by such holder, and shall have the benefit of the priority of the same.

3.11 Lender’s Dealings with Transferee. In the event of the sale or transfer, by operation of law, voluntarily, or otherwise, of all or any part of the Mortgaged Property, Lender shall be authorized and empowered to deal with the vendee or transferee with regard to the Mortgaged Property, the indebtedness secured hereby, and any of the terms or conditions hereof as fully and to the same extent as it might with Mortgagor, without in any way releasing or discharging Mortgagor from its covenants hereunder, specifically including those contained in Paragraph 3.9 hereof, and without waiving Lender’s right of acceleration pursuant to Paragraph 3.9 hereof.

3.12 Stamp Taxes. If at any time the United States government, or any federal, state, or municipal governmental subdivision, requires Internal Revenue or other documentary stamps, levies, or any tax on this Mortgage or on the Note, then such indebtedness and all interest accrued thereon shall be and become due and payable, at the election of the Lender, thirty (30) days after the mailing by Lender of notice of such election to Mortgagor; provided, however, that such election shall be unavailing, and this Mortgage and the Note shall be and remain in effect, if Mortgagor lawfully pays for such stamps or such tax, including interest and penalties thereon, to or on behalf of Lender and Mortgagor does in fact pay, when payable, for all such stamps or such tax, as the case may be, including interest and any penalties thereon.

3.13 Change in Tax Laws. In the event of the enactment, after the date of this Mortgage, of any law of the state in which the premises are located deducting from the value of the Premises, for the purpose of taxation, the amount of any lien thereon, or imposing upon Lender the payment of all or any part of the taxes, assessments, charges, or liens hereby required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages

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or Mortgagor’s interest in the Mortgaged Property, or the manner of collection of taxes, so as to affect this Mortgage or the indebtedness secured hereby or the holder thereof, then Mortgagor, upon demand by Lender, shall pay such taxes, assessments, charges, or liens or reimburse Lender therefore. Provided, however, that if, in the opinion of counsel for Lender, it might be unlawful to require Mortgagor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Lender may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to become due and payable within sixty (60) days after the giving of such notice. Provided, further, that nothing contained in this Paragraph 3.13 shall be construed as obligating Lender to pay any portion of Mortgagor’s federal income tax.

3.14 Inspection of Property. Provided no Event of Default has occurred and is continuing, upon one (1) day’s prior notice (written or oral), Mortgagor shall permit Lender and its representatives and agents to inspect the Mortgaged Property from time to time during normal business hours and as frequently as Lender considers reasonable.

3.15 Inspection of Books and Records. Mortgagor shall keep and maintain full and correct books and records showing in detail the income and expenses of the Mortgaged Property and, within ten (10) days after demand therefore by Lender, to permit Lender or its agents to examine such books and records and all supporting vouchers and data at any time and from time to time on request at its offices, at the address hereinabove identified or at such other location as may be mutually agreed upon.

3.16 Acknowledgment of Debt. Mortgagor shall furnish from time to time, within fifteen (15) days after Lender’s request, a written statement, duly acknowledged, specifying the amount due under the Note and this Mortgage and disclosing whether any alleged offsets or defenses exist against the indebtedness secured hereby.

3.17 Other Amounts Secured. At all times, regardless of whether any loan proceeds have been disbursed, this Mortgage secures in addition to any loan proceeds disbursed from time to time, and in addition to any advances pursuant to Paragraphs 3.4 and 3.5 hereof, litigation and other expenses pursuant to Paragraphs 4.5 and 4.6 hereof, and any other amounts as provided herein, the payment of any and all loan commissions, service charges, penalties, late charges, liquidated damages, expenses, and advances due to or paid or incurred by Lender in connection with the loan secured hereby, all in accordance with the application and loan commitment issued in connection with this transaction, if any, and the other Loan Documents.

3.18 Assignments of Rents and Leases. The terms, covenants, conditions, and other provisions of any Assignment of Rents or Assignment of Leases described in Exhibit B hereto are hereby expressly incorporated herein by reference and made a part hereof, with the same force and effect as though the same were more particularly set forth herein.

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3.19 Declaration of Subordination. At the option of Lender, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation or eminent domain award) to any and all leases of all or any part of the Mortgaged Property upon the execution by Lender and recording thereof, at any time hereafter, in the appropriate official records of county wherein the Premises are situated, of a unilateral declaration to that effect.

3.20 Security Instruments. Mortgagor shall execute, acknowledge, and deliver to Lender, within ten (10) days after request by Lender, a security agreement, financing statements, and any other similar security instrument required by Lender, in form and of content reasonably satisfactory to Lender, covering all property of any kind whatsoever owned by Mortgagor that, in the sole opinion of Lender, is essential to the operation of the Mortgaged Property and concerning which there may be any doubt whether title thereto has been conveyed, or a security interest therein perfected, by this Mortgage under the laws of the state in which the Premises are located. Mortgagor shall further execute, acknowledge, and deliver any financing statement, affidavit, continuation statement, certificate, or other document as Lender may reasonably request in order to perfect, preserve, maintain, continue, and extend such security instruments. Mortgagor further agrees to pay to Lender all reasonable costs and expenses incurred by Lender in connection with the preparation, execution, recording, filing, and refiling of any such document.

3.21 Releases. Lender, without notice and without regard to the consideration, if any, paid therefore, and notwithstanding the existence at that time of any inferior liens thereon, may release from the lien all or any part of the Mortgaged Property, or release from liability any person obligated to repay any indebtedness secured hereby, without in any way affecting the liability of any party to any of the Note, this Mortgage, or any of the other Loan Documents, including without limitation any guaranty given as additional security for the indebtedness secured hereby, and without in any way affecting the priority of the lien of this Mortgage, and may agree with any party liable therefore to extend the time for payment of any part or all of such indebtedness. Any such agreement shall not in any way release or impair the lien created by this Mortgage or reduce or modify the liability of any person or entity obligated personally to repay the indebtedness secured hereby, but shall extend the lien hereof as against the title of all parties having any interest, subject to the indebtedness secured hereby, in the Mortgaged Property.

3.22 Interest Laws. It being the intention of Lender and Mortgagor to comply with the laws of the State of Illinois, it is agreed that notwithstanding any provision to the contrary in the Note, this Mortgage, or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount (“Excess Interest”) in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by the Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in the Note, this Mortgage, or any of the other Loan Documents, then in such event (a) the provisions of this Paragraph 3.22 shall govern and control; (b) the Mortgagor shall not be obligated to pay any

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Excess Interest; (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (i) applied as a credit against the then unpaid principal balance under the Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the “Interest Rate” (as that term is defined in the Note or the Loan Agreement referred to in the Note) shall be subject to automatic reduction to the maximum lawful contract rate allowed under the applicable usury laws of the aforesaid State, and the Note, this Mortgage, and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the Interest Rate; and (e) Mortgagor shall not have any action against Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

3.23 Hazardous Material. Mortgagor hereby covenants with and represents to Lender that except as disclosed in the Credit Agreement neither Mortgagor nor, to the best knowledge of Mortgagor, any other person has ever caused or permitted any “Hazardous Material” (as hereinafter defined) to be placed, held, located or disposed of on, under or at the Mortgaged Property or any part thereof and no part of the Mortgaged Property (except for incidental materials held in retail inventory for sale to consumers by tenants or used for customary janitorial purposes) has ever been used (whether by Mortgagor or, to the best knowledge of Mortgagor by any other person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Material.

In the event Mortgagor fails to comply with the requirements of any applicable “Statutes” (as hereinafter defined), Lender may at its election, but without the obligation so to do, upon prior notice to Mortgagor give such notices or cause such work to be performed at, to or upon the Mortgaged Property or take any and all other actions as Lender deems necessary, as shall cure said failure or compliance, and any amounts paid by Lender as a direct or indirect result thereof (including, without limitation, court costs and attorneys’ fees) together with interest thereon from the date of payment at the default rate of interest (as provided in the Loan Agreement) shall be immediately due and payable by Mortgagor to Lender, and until paid shall be added to and become a part of Mortgagor’s liabilities hereunder; or Lender, by the payment of any assessment, claim or charge, may, if it sees fit, be thereby subrogated to the rights of the federal, state or local governmental entity or agency otherwise entitled to such rights under the applicable Statutes; but no such advance shall be deemed to relieve Mortgagor from any default hereunder or impair any right or remedy consequent thereon.

3.24 Indemnification. Mortgagor hereby indemnifies Lender and agrees to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys’ fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Lender for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Mortgaged Property into or upon any land, the atmosphere, or any watercourse, body of water or wetland,

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of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Statutes) other than losses, liabilities, damages, inquiries, costs, expenses and claims occasioned by or arising out of Lender’s gross negligence, reckless conduct or willful misconduct; and the provisions of and undertakings and indemnification set out in this sentence shall survive the satisfaction and release of this Mortgage and the payment and satisfaction of the Mortgagors’ liabilities. The provisions of the preceding sentence shall govern and control over any inconsistent provision of the Note, this Mortgage, and any of the other Loan Documents, including, without limitation, any exculpatory or non-recourse provisions contained herein or any of the foregoing agreements. For purposes of this Mortgage, “Hazardous Material” means and includes any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called “Superfund or “Superlien” law, the Toxic Substances Control Act, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance, or material, as now or at any time hereafter in effect (collectively, the “Statutes”), or any other hazardous, toxic or dangerous waste, substance or material.

IV

DEFAULTS AND REMEDIES

4.1 Events Constituting Defaults. Each of the following events shall constitute a default (a “Default”) under this Mortgage:

(a)	Failure of the Mortgagor to pay any sum secured hereby, including without limitation, any installment of principal thereof or interest thereon when due and payable under the Note, this Mortgage, or any of the other Loan Documents;

(b)	Failure of Mortgagor to comply with any of the covenants, warranties or other provisions of paragraphs 3.3 and 3.5(a) hereof;

(c)	Failure of Mortgagor to perform or observe any other covenant, warranty, or other provision contained in this Mortgage for a period in excess of fifteen (15) days after the date on which notice of the nature of such failure is given by Lender to Mortgagor by first class mail or by a national overnight delivery service.

(d)	Untruth or material deceptiveness of any representation or warranty (each as of the date hereof) contained in any of the Note, this Mortgage, the other Loan Documents or any other document or writing pertaining to the Loan submitted to Lender by or on behalf of Mortgagor;

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(e)	Admission by Mortgagor, in writing, including, without limitation, an answer or other pleading filed in any court, of Mortgagor’s insolvency or its inability to pay its debts generally as they fall due;

(f)	Institution by Mortgagor of bankruptcy, insolvency, reorganization, or arrangement proceedings of any kind under the Federal Bankruptcy Code, whether as now existing or as hereafter amended, or any similar debtors’ or creditors’ rights law, federal or state, now or hereafter existing, or the making by Mortgagor, of a general assignment for the benefit of creditors;

(g)	Institution of any proceedings described in paragraph 4.1(f) against Mortgagor, that are consented to by such Mortgagor, or that are not dismissed, vacated, or stayed within sixty (60) days after the filing thereof;

(h)	Appointment by any court of a receiver, trustee, or liquidator of or for, or assumption by any court of jurisdiction of, all or any part of the Mortgaged Property or all or a major portion of the property of Mortgagor, if such appointment or assumption is consented to by Mortgagor, or, within forty-five (45) days after such appointment or assumption, such receiver, trustee, or liquidator is not discharged or such jurisdiction is not relinquished, vacated, or stayed;

(i)	Declaration by any court or governmental agency of the bankruptcy or insolvency of Mortgagor; or

(j)	The occurrence of any Default or Event of Default under any other Loan Documents not cured within any applicable grace or cure period.

4.2 Acceleration of Maturity. At any time during the existence of any Default, and at the option of Lender, the entire principal balance then outstanding under the Note, together with interest accrued thereon and all other sums due from the Mortgagor thereunder or under this Mortgage and under any of the other Loan Documents, shall without notice become immediately due and payable with interest thereon at the Default Interest Rate.

4.3 Foreclosure of Mortgage. Upon the occurrence of any Default, or at any time thereafter, Lender may, at its option, proceed to foreclose the lien of this Mortgage by judicial proceedings in accordance with the laws of the state of in which the premises are located. Any failure by Lender to exercise such option shall not constitute a waiver of its right to exercise the same at any other time.

4.4 Lender’s Continuing Options. The failure of Lender to exercise either or both of its options to accelerate the maturity of the indebtedness secured hereby and to foreclose the lien hereof following any Default as aforesaid, or to exercise any other option granted to Lender hereunder in any one or more instances,

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or the acceptance by Lender of partial payments of such indebtedness, shall neither constitute a waiver of any such Default or of Lender’s options hereunder nor establish, extend, or affect any grace period for payments due under the Note, but such options shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lender, may at Lender’s option be rescinded by written Acknowledgment to that effect by Lender and shall not affect Lender’s right to accelerate maturity upon or after any future Default.

4.5 Litigation Expenses. In any proceeding to foreclose the lien of this Mortgage or enforce any other remedy of Lender under any of the Note, this Mortgage, and the other Loan Documents, or in any other proceeding whatsoever in connection with any of the Loan Documents or any of the Mortgaged Property in which Lender is named as a party, there shall be allowed and included, as additional indebtedness in the judgment or decree resulting therefrom, all reasonable expenses paid or incurred in connection with such proceeding by or on behalf of Lender, including without limitation, attorney’s fees, appraiser’s fees, outlays for documentary evidence and expert advice, stenographers’ charges, publication costs, survey costs, and costs (which may be estimated as to items to be expended after entry of such judgment or decree) of procuring all abstracts of title, title searches and examinations, title insurance policies, and any similar data and assurances with respect to title to the Premises as Lender may deem reasonably necessary either to prosecute or defend in such proceeding or to evidence to bidders at any sale pursuant to such decree the true condition of the title to or value of the Premises or the Mortgaged Property. All expenses of the foregoing nature, and such expenses as may be incurred in the protection of any of the Mortgaged Property and the maintenance of the lien of this Mortgage thereon, including without limitation the fees of any attorney employed by Lender in any litigation affecting the Note, this Mortgage, or any of the Mortgaged Property, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding in connection therewith, shall be immediately due and payable by the Mortgagor with interest thereon.

4.6 Performance by Lender. In the event of any Default, Lender may, but need not, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient by Lender, and Lender may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any; purchase, discharge, compromise, or settle any tax lien or other prior or junior lien or title or claim thereof; redeem from any tax sale or forfeiture affecting the Mortgaged Property; or contest any tax or assessment thereon. All monies paid for any of the purposes authorized herein and all expenses paid or incurred in connection therewith, including attorney’s fees, and any other monies advanced by Lender to protect the Property and the lien of this Mortgage, shall be so much additional indebtedness secured hereby, and shall become due and payable by the Mortgagor to Lender upon 10 days written notice and if not paid when due with interest thereon at the Default Interest Rate. Inaction of Lender shall never be construed to be a waiver of any right accruing to Lender by reason of any default by any Mortgagor.

4.7 Right of Possession. In any case in which, under the provisions of this Mortgage or the other Loan Documents, Lender has a right to institute foreclosure

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proceedings, whether or not the entire principal sum secured hereby becomes immediately due and payable as aforesaid, or whether before or after the institution of proceedings to foreclose the lien hereof or before or after sale thereunder, Mortgagor shall, forthwith upon demand of Lender, surrender to Lender, and Lender shall be entitled to take actual possession of, the Mortgaged Property or any part thereof, personally or by its agent or attorneys, and Lender, in its discretion, may enter upon and take and maintain possession of all or any part of the Mortgaged Property, together with all documents, books, records, papers, and accounts of Mortgagor or the then owner of the Mortgaged Property relating thereto, and may exclude Mortgagor, such owner, and any agents and servants thereof wholly therefrom and may, as attorney-in-fact or agent of Mortgagor or such owner, or in its own name as Lender and under the powers herein granted:

(a)	hold, operate, manage, and control all or any part of the Mortgaged Property and conduct the business, if any, thereof, either personally or by its agents, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the rents, issues, deposits, profits, and avails of the Mortgaged Property, including without limitation actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, all without notice to any Mortgagor;

(b)	cancel or terminate any lease or sublease of all or any part of the Mortgaged Property for any cause or on any ground that would entitle Mortgagor to cancel the same;

(c)	elect to disaffirm any lease or sublease of all or any part of the Mortgaged Property made subsequent to this Mortgage or subordinated to the lien hereof;

(d)	extend or modify any then existing leases and make new leases of all or any part of the Mortgaged Property, which extensions, modifications, and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the loan evidenced by the Note and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor, all persons whose interests in the Mortgaged Property are subject to the lien hereof, and the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any such purchaser; and

(e)	make all necessary or proper repairs, decoration, renewals, replacements, alterations, additions, betterments, and improvements in connection with the Mortgaged Property as may

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seem judicious to Lender, to insure and reinsure the Mortgaged Property and all risks incidental to Lender’s possession, operation, and management thereof, and to receive all rents, issues, deposits, profits, and avails therefrom.

4.8 Priority of Payments. Any rents, issues, deposits, profits, and avails of the Property received by Lender after taking possession of all or any part of the Mortgaged Property, or pursuant to any assignment thereof to Lender under the provisions of this Mortgage or any of the other Loan Documents, shall be applied in payment of or on account of the following, in such order as Lender or, in case of a receivership, as the court, may determine:

(a)	operating expenses of the Mortgaged Property (including reasonable compensation to Lender, any receiver of the Mortgaged Property, any agent or agents to whom management of the Mortgaged Property has been delegated, and also including lease commissions and other compensation for and expenses of seeking and procuring tenants and entering into leases, establishing claims for damages, if any, and paying premiums on insurance hereinabove authorized);

(b)	taxes, special assessments, and water and sewer charges now due or that may hereafter become due on the Mortgaged Property, or that may become a lien thereon prior to the lien of this Mortgage;

(c)	any and all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Mortgaged Property (including without limitation the cost, from time to time, of installing or replacing ranges, refrigerators, and other appliances and other personal property therein, and of placing the Mortgaged Property in such condition as will, in the judgment of Lender or any receiver thereof make it readily rentable or salable);

(d)	any indebtedness secured by this Mortgage (including, but not limited to, indebtedness evidenced by the Note) or any deficiency that may result from any foreclosure sale pursuant hereto; and

(e)	any remaining funds to Mortgagor or its successors or assigns, as their interests and rights may appear.

4.9 Appointment of Receiver. Upon or at any time after the filing of any complaint to foreclose the lien of this Mortgage, the court may, upon application, appoint a receiver of the Mortgaged Property. Such appointment may be made either before or after foreclosure sale, without notice; without regard to the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the indebtedness secured hereby; without regard to the value of the Mortgaged Property at such time and whether or not the same is then occupied as a homestead; and without bond being required of the applicant. Such receiver shall have the power to take possession, control, and care of the Mortgaged

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Property and to collect all rents, issues, deposits, and avails thereof during the pendency of such foreclosure suit and, in the event of a sale and a deficiency where Mortgagor has not waived its statutory rights of redemption, during the full statutory period of redemption, as well as during any further times when Mortgagor or its devisees, legatees, heirs, executors, administrators, legal representatives, successors, or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, deposits, profits, and avails, and shall have all other powers that may be necessary or useful in such cases for the protection, possession, control, management, and operation of the Mortgaged Property during the whole of any such period. To the extent permitted by law, such receiver may be authorized by the court to extend or modify any then existing leases and to make new leases of the Mortgaged Property or any part thereof, which extensions, modifications, and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereby, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Mortgaged Property are subject to the lien hereof, and upon the purchaser or purchasers at any such foreclosure sale, notwithstanding any redemption from sale, discharge of indebtedness, satisfaction of foreclosure decree, or issuance of certificate of sale or deed to any purchaser.

4.10 Foreclosure Sale. In the event of any foreclosure sale of the Mortgaged Property, the same may be sold in one or more parcels. Lender may be the purchaser at any foreclosure sale of the Mortgaged Property or any part thereof.

4.11 Application of Proceeds. The proceeds of any foreclosure sale of the Mortgaged Property, or any part thereof, shall be distributed and applied in the following order of priority: (a) on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Paragraphs 4.5 and 4.6 hereof; (b) all other items that, under the terms of this Mortgage, constitute secured indebtedness additional to that evidenced by the Note, with interest thereon at the Default Interest Rate set forth in the Credit Agreement; (c) all principal and interest remaining unpaid under the Note and other promissory notes set forth on Exhibit B attached hereto, in the order of priority specified by Lender in its sole discretion; and (d) the balance to Mortgagor or its successors or assigns, as their interests and rights may appear.

4.12 Application of Deposits. In the event of any Default, Lender may, at its option, without being required to do so, apply any monies or securities that constitute deposits made to or held by Lender or any depositary pursuant to any of the provisions of this Mortgage toward payment of any of the Mortgagor’s obligations under the Note, this Mortgage, or any of the other Loan Documents, in such order and manner as Lender may elect. When the indebtedness secured hereby has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Mortgaged Property. Such deposits are hereby pledged as additional security for the prompt payment of the indebtedness evidenced by the Note and any other indebtedness secured hereby and shall be held to be applied irrevocably by such depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor.

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4.13 Waiver of Statutory Rights. Mortgagor shall not apply for or avail itself of any appraisement, valuation, redemption, stay, extension, or exemption laws, or any so-called “moratorium laws,” now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, hereby also waives any and all rights to have the Mortgaged Property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof, and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold in its entirety. Mortgagor hereby further waives any and all rights of redemption from sale under any order or decree of foreclosure of the lien hereof pursuant to the rights herein granted, for itself and on behalf of any trust estate of which the Premises are a part, all persons beneficially interested therein, and each and every person acquiring any interest in the Mortgaged Property or interest in the Premises subsequent to the date of this Mortgage, and on behalf of all other persons, all to the extent permitted by applicable law.

V

MISCELLANEOUS

5.1 Notices. Except as otherwise hereinabove specified, any notice that Lender or Mortgagor may desire or be required to give to the other shall be in writing and shall be sent by facsimile transmission or mailed or delivered to the intended recipient thereof at its address hereinabove set forth or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Any such notice shall be deemed to have been delivered upon receipt of facsimile transmission confirmation or two (2) business days after mailing by United States registered or certified mail, return receipt requested, or when delivered in person with written acknowledgment of the receipt thereof. Except as otherwise specifically required, herein, notice of the exercise of any right or option granted to Lender by this Mortgage is not required to be given.

5.2 Time of Essence. It is specifically agreed that time is of the essence of this Mortgage.

5.3 Covenants Run with Land. All of the covenants of this Mortgage shall run with the land constituting the Premises.

5.4 Governing Law. The place of negotiation, execution, and delivery of this Mortgage, the location of the Mortgaged Property, and the place of payment and performance under the Loan Documents being the State of Illinois, this Mortgage shall be construed and enforced according to the laws of that State. To the extent that this Mortgage may operate as a security agreement under the Uniform Commercial Code, Lender shall have all rights and remedies conferred therein for the benefit of a secured party, as such term is defined therein.

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5.5 Rights and Remedies Cumulative. All rights and remedies set forth in this Mortgage are cumulative, and the holder of the Note and of every other obligation secured hereby may recover judgment hereon, issue execution therefore, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby.

5.6 Severability. If any provision of this Mortgage, or any paragraph, sentence, clause, phrase, or word, or the application thereof, in any circumstance, is held invalid, the validity of the remainder of this Mortgage shall be construed as if such invalid part were never included herein.

5.7 Non-Waiver. Unless expressly provided in this Mortgage to the contrary, no consent or waiver, express or implied, by any interested party referred to herein, to or of any breach or default by any other interested party referred to herein, in the performance by such party of any obligations contained herein shall be deemed a consent to or waiver of the party of any other obligations contained herein or shall be deemed a consent to or waiver of the performance by such party of any other obligations hereunder or the performance by any other interested party referred to herein of the same, or of any other, obligations hereunder.

5.8 Headings. The headings of sections and paragraphs in this Mortgage are for convenience or reference only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions hereof.

5.9 Grammar. As used in this Mortgage, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

5.10 Deed in Trust. If title to the Mortgaged Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction contained herein against the creation of any lien on the Mortgaged Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

5.11 Successors and Assigns. This Mortgage and all provisions hereof shall be binding upon Mortgagor, its successors, assigns, legal representatives, and all other persons or entities claiming under or through Mortgagor, and the word “Mortgagor” when used herein, shall each include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Mortgage. The word “Lender,” when used herein, shall include Lender’s successors, assigns, and legal representatives, including all other holders, from time to time, of the Note.

5.12 Loss of Note. Upon receipt of evidence reasonably satisfactory to the Mortgagor of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Mortgagor or, in the case of any such mutilation, upon

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surrender and cancellation of the Note, the Mortgagor will execute and deliver to Lender in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Mortgage to the Note shall be deemed to refer to such replacement Note.

5.13 Revolving Credit Provisions. This Mortgage is given to secure a “Revolving Credit” loan as defined in 815 ILCS 205/4.1 and secures not only the indebtedness from Mortgagor to the Lender existing on the date hereof, but all future advances, whether such advances are obligatory or are to be made at the option of the Lender, or otherwise, as are made within twenty years from the date of this Mortgage, to the same extent as if such future advances were made on the date of the execution of this Mortgage, although there may be no advance made at the time of the execution of this Mortgage, and although there may be no indebtedness outstanding at the time the advance is made. The total amount of the indebtedness secured by the Mortgage may increase or decrease from time to time, but the total unpaid balance so secured any one time shall not exceed a maximum principal amount of $30,000,000.00 plus interest thereon, and any disbursements made by the Mortgagee for the payment of taxes, special assessments, or insurance on the above real estate, with interest on such disbursements.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the date hereinabove first written.

MORTGAGOR:

MATERIAL SCIENCES CORPORATION, a Delaware corporation

By:
Name:	James M. Froisland
Title:	SVP, CFO, CIO, Corp Secretary

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STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I, the undersigned, a Notary Public, in and for the above County and State, do hereby certify that James M. Froisland, the SVP, CFO, CIO, Corp. Sec of Material Sciences Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged before me that (s)he signed and delivered the said instrument as a free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this 12th day of May.

Notary Public

Challan Pike

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EXHIBIT A

LEGAL DESCRIPTION

The Land referred to in this Commitment is described as follows:

PARCEL 1:

THE EAST 580.80 FEET OF THE WEST 1286.60 FEET OF LOT 12 IN CENTEX INDUSTRIAL PARK UNIT #2 IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE EAST 145.20 FEET OF THE WEST 1431.80 FEET OF LOT 12 IN CENTEX INDUSTRIAL PARK UNIT #2, IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

THE WEST 580.80 FEET OF LOT 12 IN CENTEX INDUSTRIAL PARK, UNIT 2, BEING A SUBDIVISION IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 24, 1958 IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS, AND FILED IN THE OFFICE OF THE REGISTRAR OF TITLES AS DOCUMENT 1825316, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 4:

LOT 1 IN PRATT-NICHOLAS RESUBDIVISION OF LOT 6 (EXCEPT THE WEST 390 FEET THEREOF) IN CENTEX INDUSTRIAL PARK, BEING A SUBDIVISION IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN; AND OF LOT 8 IN CENTEX INDUSTRIAL PARK UNIT 2, BEING A SUBDIVISION IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PRATT-NICHOLAS RESUBDIVISION RECORDED APRIL 30, 1997 AS DOCUMENT 97301251, IN COOK COUNTY, ILLINOIS.

ADDITIONAL PARCEL:

THE EAST 125.00 FEET OF THE WEST 705.80 FEET OF LOT 12 IN CENTEX INDUSTRIAL PARK, UNIT 2, BEING A SUBDIVISION IN SECTION 35, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 24, 1958 IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS, AND FILED IN THE OFFICE OF THE REGISTRAR OF TITLES AS DOCUMENT 1825316, ALL IN COOK COUNTY, ILLINOIS.

PERMANENT INDEX NUMBER:	08-35-403-011
08-35-403-012
08-35-403-013
08-35-403-071

COMMONLY KNOWN AS:	2200-2300 East Pratt Boulevard
Elk Grove Village, Illinois

EXHIBIT B

LOAN DOCUMENTS

The term “Loan Documents,” as used in this Mortgage, means, without limitation, the following documents and all other documents previously, now, or hereafter given to evidence, secure, or govern the disbursement of the indebtedness secured by this Mortgage, including any and all extensions, renewals, amendments, modifications, and supplements thereof or thereto:

1. The Revolving Note of even date herewith executed by Mortgagor to the order of Lender in the original principal amount of $15,000,000.00;

2. The following security documents:

(a)	this Mortgage;

(b)	an Assignment of Rents and Leases of even date herewith, assigning to Lender all of the rents, issues, deposits, profits, and awards of, and all leases and other agreements in connection with, the Premises;

(c)	a Credit Agreement of even date herewith (the “Credit Agreement”), executed by Lender and Mortgagor;

(d)	certain Uniform Commercial Code Financing Statements, pertaining to the personal property and fixtures described in the aforesaid Credit Agreement;

(e)	Pledge and Security Agreement of even date herewith made by the “Loan Parties” identified in the Credit Agreement; and

(f)	Pledge and Security Agreement of even date herewith made by the Borrower.